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                                                                   EXHIBIT 10-21

                         GRAND HAVANA ENTERPRISES, INC.
                       1990 Westwood Boulevard, Penthouse
                          Los Angeles, California 90025



                               September 16, 1997




Mr. James Franklin
IPO Consultants, Inc.
6265 Greenwich Drive, Suite 250
San Diego, California 92122

               Re:    Consulting Agreement

Dear Mr. Franklin:

               The purpose of this letter is to set forth the terms of the agreement reached between Grand Havana Enterprises, Inc.
("GHE") and IPO Consultants, Inc. ("IPO") regarding the rendering of consulting services to GHE.

               IPO has agreed that, for a period of one (1) year from the date of this letter, from time to time and only upon the request of GHE, IPO shall render consulting services to GHE in the areas of investor relations, public relations and corporate financing.

               The aforesaid services shall be rendered only if so requested by GHE during said one (1) year period. Upon such request(s), IPO shall make James
F. Franklin available in order to render such services. GHE agrees that, in no event, shall IPO and/or Franklin be obligated to spend more than 20 hours in any 30-day period.

               Any expenses incurred by IPO in connection with the aforesaid services must first be approved in writing by GHE. Neither IPO nor any other person or entity shall have the right to bind or commit GHE to any agreement or obligation without the prior written consent of GHE.

               In the event that, in connection with the services to be rendered hereunder by IPO, IPO shall come into possession of confidential or proprietary information relating to GHE, IPO agrees not to disclose or disseminate to any other person any of such confidential information without the prior written approval of GHE.

               IPO agrees to use its best efforts in rendering its services to GHE hereunder.

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                               Mr. James Franklin
                               September 16, 1997
                                     Page 2




               In consideration for IPO entering into this agreement, GHE shall issue to IPO 50,000 shares of GHE's common stock. Said shares are "restricted securities" and may not be transferred or sold in violation of any federal or state securities laws. In the event that, prior to September 1, 1998, GHE files a Form S-3 or Form S-8 Registration Statement with the Securities and Exchange Commission, GHE agrees to include the aforesaid 50,000 shares.

               If the foregoing meets with your approval, kindly execute and return a copy of this letter.

                                        Very truly yours,
                                        GRAND HAVANA ENTERPRISES, INC.



                                        By:  /s/ Harry Shuster
                                             -------------------------------
                                             Harry Shuster, President




THE FOREGOING IS AGREED TO AND ACCEPTED:

IPO CONSULTANTS, INC.



By: /s/ James Franklin
   ---------------------------------
     James Franklin, President